UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 16, 2009
MOLECULAR INSIGHT PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

Massachusetts (State or Other Jurisdiction of Incorporation)	001-33284 (Commission File Number)	04-0562086 (IRS Employer Identification No.)
160 Second Street, Cambridge, Massachusetts 02142
(Address of Principal Executive Offices, Including Zip Code)
(617) 492-5554
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EX-99.1 Press Release of Molecular Insight Pharmaceuticals, Inc. dated March 16, 2009

Item 2.02. Results of Operations and Financial Condition.
On March 16, 2009, Molecular Insight Pharmaceuticals, Inc. issued a press release announcing the financial results of the Company for the fourth quarter and the full fiscal year ended December 31, 2008. A copy of the press release is furnished with this report as Exhibit 99.1 to this Form 8-K.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits. The following exhibit is furnished pursuant to Item 2.02:
99.1	Press Release of Molecular Insight Pharmaceuticals, Inc. dated March 16, 2009.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized, on the 16th day of March, 2009.

MOLECULAR INSIGHT PHARMACEUTICALS, INC.
By:	/s/ John W. Babich, Ph.D.
	Name:	John W. Babich, Ph.D.
	Title:	President and Chief Executive Officer

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Exhibit Index to Current Report on Form 8-K

Exhibit
Number
99.1	Press Release of Molecular Insight Pharmaceuticals, Inc. dated March 16, 2009